MERRILL LYNCH (GRAPHIC OMITTED)

RMBS New Transaction

RALI Series 2005-QA7 Trust Mortgage Pass-Through Certificates,

Series 2005-QA7

Computational Materials

$[575,000,000] (approximate)

Residential Accredit Loans, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

June [21], 2005

Merrill Lynch (Graphic Omitted)

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen (212) 449-0752

Paul Park (212) 449-6380

Tom Saywell (212) 449-2122

Alan Chan (212) 449-8140

Fred Hubert (212) 449-5071

Alice Chu (212) 449-1701

Sonia Lee (212) 449-5067

Oleg Saitskiy (212) 449-1901

Keith Singletary (212) 449-9431

Calvin Look (212) 449-5029

Trading

Scott Soltas (212) 449-3659

Charles Sorrentino (212) 449-3659

Colin Sheen (212) 449-3659

Edgar Seah (212) 449-3659

DEAL STRUCTURE SUMMARY:

RALI 2005-QA7

$575,000,000 (Approximate, Subject to Final Collateral)

Adjustable Rate Residential Mortgage Loans

Class	Certificate Size (1)	Expected Ratings (2)	Credit Enhance %age (3)	Interest Rate Type	Collateral Type	Certificate Type
Offered Certificates
A-I	$116,562,000	AAA	6.75%	WAC (4)	3-Yr. Hybrid	Group I PT
A-II-1	$209,812,000	AAA	6.75%	WAC (5)	5-Yr. Hybrid	Group II PT
A-II-2	$195,651,000	AAA	13.50%	WAC (5)	5-Yr. Hybrid	Group II Senior PT
A-II-3	$14,162,000	AAA	6.75%	WAC (5)	5-Yr. Hybrid	Group II Senior Support PT
A-II-IO (6)X (^)((6)	$419,625,000	AAA	NA	Fixed Strip Rate	5-Yr. Hybrid	Group II Notional/Senior IO
M-1	$13,225,000	AA	4.45%	WAC (7)	Total Portfolio	Crossed Mezzanine
M-2	$9,487,000	A	2.80%	WAC (7)	Total Portfolio	Crossed Mezzanine
M-3	$5,462,000	BBB	1.85%	WAC (7)	Total Portfolio	Crossed Mezzanine
B-1	$5,175,000	BB	0.95%	WAC (7)(8)	Total Portfolio	Crossed Subordinate
B-2	$3,162,000	B	0.40%	WAC (7)(8)	Total Portfolio	Crossed Subordinate
B-3	$2,302,000	NR	0.00%	WAC (7)(8)	Total Portfolio	Crossed Subordinate
Total	$575,000,000

  The Certificate Sizes are approximate and subject to a +/- 10% variance.
  It is a condition to the issuance of the Offered Certificates that they be rated by at least two of the rating agencies.
  The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
  The Class A-I Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the net mortgage rates of the group I loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.533%].
  The Class A-II-1, Class A-II-2, and Class A-III-3 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the net mortgage rates of the group II loans less the interest rate on the Class A-II-IOX Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.983%].
  The notional amount of the Class XA-II-IO Certificates for any Distribution Date is equal to the aggregate class principal amounts of the Class A-II-1, Class A-II-2 and Class A-III-3 Certificates. The Class XA-II-IO Certificates are interest-only Certificates and will not be entitled to distributions of principal. The Class XA-II-IO Certificates will be outstanding until the first roll date. The interest rate is expected to be approximately [0.553%].
  The Class M Certificates and Class B Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates for the Class A-I and Class A-II Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of the related loan group, the aggregate Certificate Principal Balance of the related class or classes of Class A Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.535%].
  The Class B-1, Class B-2 and Class B-3 Certificates will provide credit support to the Offered Certificates but are not offered hereby.

Depositor: Residential Accredit Loans, Inc.

Mortgage Loan Seller: Residential Funding Corporation.

Master Servicer:Residential Funding Corporation.

Underwriter: Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee/Paying Agent: Deutsche Bank Trust Company Americas.

Cut-off Date: June 1, 2005.

Closing Date: On or about June 29, 2005.

Settlement Date: On or about June 30, 2005.

Rating Agencies: The Offered Certificates will be rated by at least two of the rating agencies and the Other Certificates will be rated by at least one of the rating agencies. The rating agencies will include Standard & Poor's ("S&P"), Fitch Ratings ("Fitch") and/or Moody's Investors Service, Inc. ("Moody's").

Legal Structure: REMIC.

Optional Call: 10% cleanup call.

Distribution Date: 25th of each month, or the next business day if such day is not a business day, commencing July 25, 2005.

Remittance Type: Scheduled/Scheduled.

Form of Registration: The Offered Certificates will be issued in book-entry form through DTC.

Cross-Collateralization: The Class M Certificates and the Class B Certificates will be subordinate certificates issued representing interests in both all loan groups.

ERISA: The Offered Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA: The Class A Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation: The Master Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on theeach mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the relatedsuch mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

Compensating Interest: For any Distribution Date, the Master Servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans.

Interest Accrual Period: The interest accrual period on the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).

Other Certificates: The following classes of "Other Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the Offered Certificates, but are not offered hereby.

Certificate Orig. Balance PT Rate

Class B-1 $5,175,000 WAC (see footnote 7)

Class B-2 $3,162,000 WAC (see footnote 7)

Class B-3 $2,302,000 WAC (see footnote 7)

Collateral Description: As of June 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $525 million. The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring either three or five years after the date of origination ("Hybrid ARMs"). The mortgage loans are secured by first liens on one- to four-family residential properties.

Below is a further summary of the collateral characteristics, as of June 1, 2005, of the mortgage loans expected to be in the mortgage pool by loan group, and for the total pool:

MLG	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
I - 3 yr. Hybrid	21.74%	5.84%	5.53%	358	2.65%	2.34%	3.94%	1.53%	11.72%	34
II - 5 yr. Hybrid	78.26%	5.89%	5.54%	358	2.49%	2.14%	5.22%	1.80%	11.13%	58

Totals:	100.00%	5.88%	5.54%	358	2.53%	2.18%	4.49%	1.74%	11.26%	53

NOTE: the information related to the mortgage loans described herein reflects information as of June 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards: The mortgage loans were underwritten to the guidelines of Residential Funding Corporation as more fully described in the prospectus supplement.

Credit Enhancement: Credit enhancement for the Offered Certificates will be provided by a senior/subordinate shifting interest structure. The Class M Certificates and the Class B Certificates represent interests in all fiveboth loan groups and provide credit enhancement for the Class A Certificates.

Cash-Flow Description: Distributions on the Certificates will be made on the 25th day of each month (or the next business day if the 25th is not a business day). Distributions on the Class A Certificates will generally be made from the available funds of the related loan group. Distributions on the Class M Certificates and the Class B Certificates will be made from available funds of the two loan groups. "Available Funds" for any distribution date and with respect to each loan group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds in respect of the mortgage loans in the related loan group, (2) any monthly advances and compensating interest payments made by the Master Servicer for such distribution date in respect of the mortgage loans in the related loan group and (3) under limited circumstances, certain prepayments allocated from the available funds of another loan group, net of fees payable to, and amounts reimbursable to, the Master Servicer, any subservicers and the Trustee. Available funds for each loan group will be distributed according to the following priority:

Group I Available Funds

    Payments of interest to the holders of the Class A-I Certificates at a rate equal to its Pass-Through Rate; and
    Payments of principal to the holders of the Class A-I Certificates.

Group II Available Funds

    Payments of interest to the holders of the Class A-II-1, Class A-II-2, and Class A-II-3 and Class A-II-IO Certificates at a rate equal to their Pass-Through Rate ;and
    Payments of principal to the holders of the Class A-II-1, Class A-II-2, and Class A-II-3 Certificates on a pro rata basis in accordance to their Certificate Principal Balances..

Any Remaining Available Funds from all Loan Groups
    Payments of interest and then principal, in that order, sequentially, to the holders of the Class M Certificates in order of their numerical class designations such that each such class shall receive (a) interest at a rate equal to such class' Pass-Through Rate (as described on page 2 hereof), and (b) the principal amount due such class to the extent of Available Funds; and
    Payments of interest and then principal, in that order, sequentially, to the holders of the Class B Certificates in order of their numerical class designations such that each such class shall receive (a) interest at a rate equal to such class' Pass-Through Rate (as described on page 2 hereof), and (b) the principal amount due such class to the extent of Available Funds.

 Shifting Interest: The Class A Certificates will be entitled to receive 100% of the prepayments on the mortgage loans up to and including the distribution date in [June 2012]. A disproportionately large portion of the prepayments will be allocated to the related Class A Certificates up to and including the distribution date in [June 2016], subject to loss and delinquency tests described in the prospectus supplement.

Notwithstanding the foregoing, if after 3 years the current available credit enhancement for the Class A Certificates is equal to two times the initial available credit enhancement for the Class A Certificates, subject to certain loss and delinquency tests described in the prospectus supplement, then prepayments will be allocated among all certificates on a pro rata basis.

If such doubling occurs prior to the third anniversary and the delinquency and loss tests are met, then the Class M Certificates and the Class B Certificates will receive 50% of their pro rata share of prepayments.

Allocation of Losses: Except as described below, rRealized Llosses on the mortgage loans will be allocated to the most subordinate class of Class B Certificates outstanding beginning with the Class B-3 Certificates, until the Certificate Principal Balance of each of the Class B Certificates has been reduced to zero. Thereafter, realized losses will be allocated to the most subordinate class of Class M Certificates outstanding beginning with the Class M-3 Certificates, until the Certificate Principal Balance of each of the Class M Certificates has been reduced to zero.

Thereafter, except as described below, realized losses on the group I loans will be allocated to the Class A-I Certificates, realized losses on the group II loans will be allocated to the Class A-II-1 Certificates and the sum of the Class A-II-2 and Class A-III-3 Certificates, pro rata, in reduction of their respective class principal balances.

Such realized losses allocated to the Class A-II-2 and Class A-II-3 Certificates will be allocated first to the Class A-II-3 Certificates until the Certificate Principal Balance of the Class A-II-3 Certificates are reduced to zero and then to the Class A-II-2 Certificates.

Realized losses that are bankruptcy losses, special hazard losses and fraud losses in excess of specified amounts, and extraordinary losses, will be allocated to all related classes or certificates on a pro rata basis.